 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2019

REVANCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Principal Executive Officer, Principal Financial Officer and Named Executive Officers

2019 Corporate Objectives and Bonus Program Information
On January 24, 2019, the Compensation Committee of the Board of Directors (the “Committee”) of Revance Therapeutics, Inc. (the “Company”) approved the Company’s 2019 corporate objectives, weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2019 performance (the “2019 Bonus Program”).
The Company’s 2019 corporate goals include (i) achievement of specified milestones and activities relating to the Company’s contemplated filing of a Biologics License Application (“BLA”) with the U.S. Food and Drug Administration (50% weighting), (ii) achievement of specified milestones relating to the Company’s clinical development programs (20% weighting), (iii) achievement of certain commercial readiness milestones (20% weighting), and (iv) completion of certain biosimilar development activities (10% weighting), as well as (v) the stretch goal of achieving specified financial milestones (up to 15% weighting).
 The cash bonus for Mr. Browne will be based on the achievement of the 2019 corporate goals (100% weighting). The cash bonus for the other executive officers will be based on the achievement of the 2019 corporate goals (75% weighting) and their individual performance goals (25% weighting). The executive officers’ actual bonuses for fiscal year 2019 may exceed 100% of his or her 2019 target bonus percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals, including stretch goals. Payment of bonuses to the Company’s executive officers under the 2019 Bonus Program and the actual amount of such bonus, if any, are at the discretion of the Committee.
Target performance bonus percentages for fiscal year 2019 for the Company’s named executive officers are set forth below and expressed as a percentage of the corresponding 2019 annual base salary.

Name	2019 Target Bonus Percentage
L. Daniel Browne, President and Chief Executive Officer	66%
Abhay Joshi, Ph.D., Chief Operating Officer	45%
Tobin C. Schilke, Chief Financial Officer	45%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2019	Revance Therapeutics, Inc.

	By:	/s/ Caryn G. McDowell
Caryn G. McDowell
Senior Vice President, General Counsel and Corporate Secretary